CONSENT SOLICITATION
CHARYS HOLDING COMPANY, INC.
Solicitation of Consents to Consent and Amendment to Indenture

CUSIP Nos.
161420AA2 and 161420AB0

This solicitation of Consents begins on the effective date of the Consent Solicitation Statement with respect to the solicitation of Consents to Consent and Amendment to Indenture (the “Statement”) and will terminate, if not sooner terminated, at 5:00 p.m., New York City time, on July 10, 2007, unless extended, with or without notice, until 5:00 p.m., New York City time, on July 24, 2007, unless on or prior to either of such dates (the “Consent Date”) Consents have been received representing a majority in aggregate principal amount of the Notes then outstanding (currently $201,250,000) (the “Requisite Consents”).  However, at any time before the Consent Date, the Company may terminate the solicitation of Consents.  Only Holders of record as of June 25, 2007 are entitled to deliver Consents.

June 25, 2007

To Our Clients:

Enclosed for your consideration is a Consent Solicitation Statement, dated June 25, 2007 (as amended or supplemented from time to time, the “Statement”), and the related Consent and Letter of Transmittal (as amended or supplemented from time to time, the “Consent and Letter of Transmittal”) relating to a solicitation by Charys Holding Company, Inc. (the “Company”) in connection with Consents to the adoption of a proposed amendment to the Indenture and a consent to a refinancing of “Existing Secured Indebtedness” as defined in the Indenture as described in that certain Consent and Amendment to Indenture attached as Attachment A thereto (the “Consent and Amendment”).  The purpose of the solicitation of the Consents is to amend the Indenture to enable the Company to re-allocate the $35,000,000 of “Existing Secured Indebtedness” currently available to its Crochet & Borel subsidiary among the Company’s other subsidiaries in order to implement the reorganization of its business into two distinct business operations, disaster/remediation, and telecommunications and construction activities related thereto.  The ability of the Company to allocate existing lines of credit among its subsidiaries is important to and consistent with the Company’s business plan.  In order to permit the requested ability to allocate “Existing Secured Indebtedness” it is necessary to amend the definition of “Existing Secured Indebtedness” as described in the Consent and Amendment.

In addition, the Company has refinanced its Series D preferred stock in exchange for Subordinated Unsecured Convertible Notes in an aggregate amount of $15,037,278, pursuant to that certain Securities Exchange Agreement dated as of April 30, 2007, by and among the Company and the investors listed on the Schedule of Investors attached thereto, all more fully described in a Form 8-K filed by the Company with the Securities and Exchange Commission on May 24, 2007 (the “Series D Transaction”).  The Series D preferred stock provided for certain payments and other obligations by the Company.  The Company felt it was in its best interests to incorporate all of these obligations into Subordinated Unsecured Convertible Notes and cancel the Series D preferred stock.  The Company desires for the Holders of the Notes to consent to the refinancing and exchange.

All capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Indenture and the Series D Transaction, unless the context requires otherwise.

The Consent and Amendment will be effected by its delivery on or promptly following the Consent Date.  The Consent and Amendment require the Consent of Holders of a majority in aggregate principal amount of the Notes then outstanding (currently $201,250,000) (the “Requisite Consents”).  If the Consent and Amendment become operative, all Holders will be bound thereby notwithstanding the fact that they did not consent to the Consent and Amendment.  Only Holders of record as of June 25, 2007 are entitled to deliver Consents.

We are the holder of record of the Notes held by us for your account.  A delivery of Consents can be made only by us as the holder of record and pursuant to your instructions.  The Consent and Letter of Transmittal is furnished to you for your information only and cannot be used by you to deliver the related Consents.

Please instruct us if you wish to have us deliver the Consents on your behalf, pursuant to the terms and subject to the conditions set forth in the Statement.

Your attention is directed to the following:

1.            The Solicitation of Consent will expire at 5:00 p.m., New York City time, on July 10, 2007 unless the Consent Date is extended.  Your instructions to us should be forwarded to us in ample time to permit us to submit a Consent on your behalf.

2.            In all cases, delivery of Consents will be accepted only after all terms described in the Statement have been satisfied or waived, and after timely receipt by the Depositary of (i) the Consent and Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees and (ii) any other required documents.

The solicitation of Consents is being made solely pursuant to the Statement and the Consent and Letter of Transmittal to all Holders.  The solicitation of Consents is not being made under any circumstances in which the solicitation of Consents would be unlawful.

If you wish to have us to deliver the Consents, please instruct us by completing, executing and returning one or both of the instruction forms contained in this letter.  Your instructions should be forwarded to us in ample time to permit us to deliver any Consents prior to the Consent Date.

INSTRUCTION FORM WITH RESPECT TO THE

CONSENT SOLICITATION
CHARYS HOLDING COMPANY, INC.
Solicitation of Consents to Consent and Amendment to Indenture

CUSIP Nos.
161420AA2 and 161420AB0

This solicitation of Consents begins on the effective date of the Consent Solicitation Statement with respect to the solicitation of Consents to Consent and Amendment to Indenture (the “Statement”) and will terminate, if not sooner terminated, at 5:00 p.m., New York City time, on July 10, 2007, unless extended, with or without notice, until 5:00 p.m., New York City time, on July 24, 2007, unless on or prior to either of such dates (the “Consent Date”) Consents have been received representing a majority in aggregate principal amount of the Notes then outstanding (currently $201,250,000) (the “Requisite Consents”).  However, at any time before the Consent Date, the Company may terminate the solicitation of Consents.  Only Holders of record as of June 25, 2007 are entitled to deliver Consents.

The undersigned acknowledge(s) receipt of your letter enclosing the Consent Solicitation Statement, dated June 25, 2007 (as amended or supplemented from time to time, the “Statement”), and the related Consent and Letter of Transmittal (as amended or supplemented from time to time, the “Consent and Letter of Transmittal”) relating to a solicitation by Charys Holding Company, Inc. (the “Company”) in connection with Consents to the adoption of a proposed amendment to the Indenture and a consent to a refinancing of “Existing Secured Indebtedness” as defined in the Indenture as described in that certain Consent and Amendment to Indenture attached as Attachment A thereto (the “Consent and Amendment”).  The purpose of the solicitation of the Consents is to amend the Indenture to enable the Company to re-allocate the $35,000,000 of “Existing Secured Indebtedness” currently available to its Crochet & Borel subsidiary among the Company’s other subsidiaries in order to implement the reorganization of its business into two distinct business operations, disaster/remediation, and telecommunications and construction activities related thereto.  The ability of the Company to allocate existing lines of credit among its subsidiaries is important to and consistent with the Company’s business plan.  In order to permit the requested ability to allocate “Existing Secured Indebtedness” it is necessary to amend the definition of “Existing Secured Indebtedness” as described in the Consent and Amendment.

In addition, the Company has refinanced its Series D preferred stock in exchange for Subordinated Unsecured Convertible Notes in an aggregate amount of $15,037,278, pursuant to that certain Securities Exchange Agreement dated as of April 30, 2007, by and among the Company and the investors listed on the Schedule of Investors attached thereto, all more fully described in a Form 8-K filed by the Company with the Securities and Exchange Commission on May 24, 2007 (the “Series D Transaction”).  The Series D preferred stock provided for certain payments and other obligations by the Company.  The Company felt it was in its best interests to incorporate all of these obligations into Subordinated Unsecured Convertible Notes and cancel the Series D preferred stock.  The Company desires for the Holders of the Notes to consent to the refinancing and exchange.

All capitalized terms used herein shall have the same meanings ascribed to those terms as defined in the Indenture and the Series D Transaction, unless the context requires otherwise.

The Consent and Amendment will be effected by its delivery on or promptly following the Consent Date.  The Consent and Amendment require the Consent of Holders of a majority in aggregate principal amount of the Notes then outstanding (currently $201,250,000) (the “Requisite Consents”).  If the Consent and Amendment become operative, all Holders will be bound thereby notwithstanding the fact that they did not consent to the Consent and Amendment.

The undersigned is consenting to the execution of the Consent and Amendment to Indenture.  The undersigned understands that the effect of the Consent and Amendment to Indenture.

CONSENT ELECTION

You are instructed to deliver the Consent and Amendment to Indenture with respect to the principal amount of Notes indicated below (or, if no number is indicated below, the entire aggregate principal amount of Notes) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Statement and the Consent and Letter of Transmittal.

Aggregate Principal Amount Notes: $

Dated:	,

SIGN HERE

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